UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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Filed by a Party other than the Registrant
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a -6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a–12
Columbus McKinnon Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)
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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 Your Vote Counts!  COLUMBUS MCKINNON CORPORATION  13320 BALLANTYNE CORPORATE PLACE, SUITE D CHARLOTTE NC 28277  COLUMBUS MCKINNON CORPORATION  2025 Annual Meeting  Vote by August 14, 2025  11:59 PM ET  You invested in COLUMBUS MCKINNON CORPORATION and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the shareholder meeting to be held on August 15, 2025.  Get informed before you vote  View the Proxy Statement and 2025 Annual Report to Shareholders online OR you can receive a free paper or email copy of the  material(s) by requesting prior to August 1, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  August 15, 2025  8:00 a.m. Eastern Time  Virtually at: www.virtualshareholdermeeting.com/CMCO2025  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V76490-P33019

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of Directors  Nominees:  1a. Chad R. Abraham  For  1b.  Aziz S. Aghili  For  1c.  Jeanne Beliveau-Dunn  For  1d.  Kathryn V. Bohl  For  1e.  Gerald G. Colella  For  1f.  Michael Dastoor  For  1g.  Chris J. Stephens, Jr.  For  1h.  David J. Wilson  For  1i.  Rebecca Yeung  For  2. To approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers  For  3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026  For  4. To approve the elimination of restrictions on the issuance of common stock in connection with the conversion of the Preferred Shares and on the voting of Preferred Shares for the purposes of complying with Nasdaq Listing Rule 5635 (the “Nasdaq Listing Rules Proposal”)  For  5. To amend the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock (“the Authorized Shares Proposal”)  For  6. To amend the Company’s restated certificate of incorporation to permit exercise of preemptive rights by the CD&R Investors (the “Preemptive Rights Proposal”)  For  7. To approve a proposal to adjourn the 2025 Annual Meeting of Shareholders to a later date, or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of 2025 Annual Meeting of Shareholders to adopt the Nasdaq Listing Rules Proposal, the Authorized Shares Proposal, or the Preemptive Rights Proposal  For  NOTE: To consider and act upon such other business as may properly come before the 2025 Annual Meeting of Shareholders or any adjournment thereof.  Voting Items  Board Recommends  V76491-P33019